Exhibit 99.1

Certification of Principal Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted By the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Nextel Communications, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy M. Donahue, President & Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. § 1350 (as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002) that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TIMOTHY M. DONAHUE Timothy M. Donahue Chief Executive Officer Date: May 14, 2003

Certification of Principal Chief Financial Officer
Pursuant to 18 U.S.C Section 1350,
As Adopted By the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Nextel Communications, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul N. Saleh, Vice President & Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. § 1350 (as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002) that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PAUL N. SALEH Paul N. Saleh Chief Financial Officer Date: May 14, 2003